℠ Utz Brands, Inc. First Quarter 2022 Earnings Presentation May 12, 2022 1

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Utz Brands, Inc. (“the Company”), the estimated or anticipated future results and benefits of the Company’s future plans and operations, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”), which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 2, 2022, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non- GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Dylan Lissette, Chief Executive Officer 3

℠ 4 Key Messages  Record first quarter net sales as Organic Net sales increase 20.7% year-over-year  Share gains in the Salty Snacks category for the 13-week period ended April 3, 2022(1), through a balanced combination of price and volume gains  Now expect FY’22 mid-to-high-teens % gross input cost inflation (includes commodities, labor, and transportation) and taking incremental pricing actions to help offset higher inflation  Pricing actions and productivity initiatives are on track and building continued strong momentum  Integrations and synergy capture for recent acquisitions are on track and delivering increasing value  Raising fiscal 2022 net sales outlook and reaffirming Adjusted EBITDA outlook as the Company continues to expect to offset higher inflation with pricing and productivity Remain confident in our ability to achieve mid-teens long-term Adjusted EBITDA margin target (1) IRI Total US MULO-C, 13-weeks ended 4/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Note: Organic Net Sales and Adjusted EBITDA are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

℠ 37.9 36.5 1Q’221Q’21 -4% 269.2 340.8 1Q’21 1Q’22 +27% 104.5 115.7 1Q’221Q’21 +11% 5 Net Sales Adj. Gross Profit (% margin) Adj. EBITDA (% margin) ($ in M) ($ in M) ($ in M) 38.8% 33.9% 10.7%  Organic Net Sales growth accelerated to 20.7% in 1Q’22 from 8.9% in 4Q’21 – Excludes the impact of acquisitions and excludes the impact of Independent Operator (“IO”) route conversions – Price/Mix +9.4% and Volume +11.3%  Gross margin primarily impacted by industry-wide higher inflation as previously expected – Pricing actions continue to be implemented with the benefits building momentum – Estimate IO conversions adversely impacted Adjusted Gross Margin by approximately 130 bps Summary of First Quarter 2022 Results Note: Organic Net Sales, Adjusted Gross Profit, and Adjusted EBITDA, are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 14.1%

℠ 0.6% -1.4% 3.7% 5.0% 6.1% 6.8% 7.7% 9.6% 11.3% 13.3% 12.8% 13.5% 13.4% 14.3% -6.4% -12.2% -8.7% -5.5% -2.0% 1.3% 5.0% 7.8% 9.9% 11.8% 13.7% 16.5% 18.1%19.3% -5.5% -11.6% -7.9% -4.5% -0.8% 2.7% 6.8% 9.5% 11.7% 13.6% 15.8% 18.6% 20.2% 21.5% -11.2% -15.5% -13.4% -11.1% -8.9% -6.7% -5.6% -2.7% -1.2% 0.7% 1.5% 3.6% 5.7% 6.2% 12WE 04- 18-21 12WE 05- 16-21 12WE 06- 13-21 12WE 07- 11-21 12WE 08- 08-21 12WE 09- 05-21 12WE 10- 03-21 12WE 10- 31-21 12WE 11- 28-21 12WE 12- 26-21 12WE 01- 23-22 12WE 02- 20-22 12WE 03- 20-22 12WE 04- 17-22 Retail Sales Growth Rates Accelerating 6 Retail Sales Year-Over-Year Growth Rolling 12-Week Trend Source: IRI, Total US MULO -C. trend on a pro forma basis. Utz Foundation Brands Utz Power Brands Total Salty Snacks Utz Brands (Total)  After lapping tremendous growth brought on by the COVID-19 pandemic, year-over-year sales momentum in early-2022 continues to build as net price realization improves and volumes continue to increase

℠ Successfully Lapping the Impact of the COVID-19 Pandemic 7 Retail Sales Rolling 12-Week Trend: 2019 to 2022 YTD(2) (1) Source: IRI CSIA Panel last 52-weeks ended February 2020 compared to last 52-weeks ended April 2022. (2) IRI, Total US MULO-C. trend on a pro forma basis. Key Growth Drivers  Strong consumer trends and Salty Snacks category dynamics  Winning and retaining new buyers  Accelerating Power Brand sales  Expanding distribution in underpenetrated channels  Strong Core geography performance and continued geographic expansion in Expansion and Emerging  Increasing presence in key Salty Snack sub- categories, e.g., Tortilla Chips  Utz added five million more buyers in the last 24 months with 70% making repeat purchases(1) and we are building from a much higher sales baseline for continued future growth $240 $260 $280 $300 $320 $340 $360 1 2 3 4 5 6 7 8 9 10 11 12 13 Utz Brands (total) (in $millions) 12-week periods throughout fiscal years 2021 2022 2020 2019

Power Brands Growth Significantly Outpacing Salty Snacks Category

- First quarter retail sales for our two largest brands, Utz Quality Foods® and ON THE BORDER®, increased 22% and 35%, respectively

Power Brands Retail Sales Change(1)
(13-Weeks Ended 4/3/22)



Total Salty Snacks
Utz Power Brands
13.4%
20.1%
YoY Growth

Foundation Brands Retail Sales Change(1)(2)
(13-Weeks Ended 4/3/22)



Total Salty Snacks
Utz Foundation Brands
13.4%
6.0%
YoY Growth

Power Brands

Utz
ON THE BORDER
Zapp's
Golden Flake
Pork Skins
T.G.I. FRIDAYS
TORTIYAHS!
good health
BOULDER CANYON
HAWAIIAN

Foundation Brands

TIM'S CASCADE SNACKS
Golden Flake
Chips/Cheese
Snyder of Berlin
H·K ANDERSON
DIRTY
Kitchen cooked
Bachman
VITNER'S
Jax
HERDEZ
RW Garcia

Other(2)

- Partner Brands
- Private Label

(1) Source: IRI Custom Panel, Total US MULO-C, 13-weeks ended 4/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
(2) IRI does not include Partner Brands and Private Label retail sales.

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℠ 9 Source: IRI Total US MULO-C, 13-weeks ended 4/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis. Strong Growth Across Major Sub-Categories Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 4/3/22) 13.1%13.4% Total Salty Snacks Potato Chips 18.1% Tortilla Chips 21.7% Pretzels Cheese Snacks Pork Rinds 20.1% 10.9% 18.7% 20.9% 35.6% 12.2% 32.9% 18.0% 20.5% 5.2% 4.0% 3.1% -11.4% -9.9% Utz Brands 39% 22% 12% 9% 5% 3% 2% 13-Weeks Ended 4/3/22 Approximate % of Retail Sales 12.9% Salsa Queso 0.7% 23.1% 69.3% Total Sub-Category Power Brands Sub-categories represent ~73% of Utz retail sales  Drove share gains in top three subcategories representing approximately 73% of sales; Pork Rinds and Cheese Snacks performance primarily impacted by supply chain challenges

℠ Robust Growth for ON THE BORDER® In All Geographies 10 ON THE BORDER® Retail Sales Year-over-Year Growth Rolling 12-Week Trend 63.1% 32.7% 29.6% 37.7% 13.1% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 12WE 05- 16-21 12WE 06- 13-21 12WE 07- 11-21 12WE 08- 08-21 12WE 09- 05-21 12WE 10- 03-21 12WE 10- 31-21 12WE 11- 28-21 12WE 12- 26-21 12WE 01- 23-22 12WE 02- 20-22 12WE 03- 20-22 12WE 04- 17-22 Utz Emerging Utz Core Utz Expansion Total US  ON THE BORDER® growing nearly 3x the Tortilla sub-category as the brand continues to benefit from the entire Utz route to market support, strong DSD execution in the Core, and this demand is supported by capacity improvements from our recent acquisitions Tortilla Subcat (MuloC) Source: IRI Total US MULO-C, 13-weeks ended 4/17/2022.

℠ 11 Gaining Share Across All Geographies Geographic Channel Retail Sales Year-over-Year Growth (13-Weeks Ended 4/3/22) 18.1% 13.4% Total US Core Expansion 13.9% Emerging 20.0%20.1% 17.8% 20.0% 17.4% 12.2% 20.3% 13.5% 20.2% Total Salty Snacks Power Brands Total Salty Snacks Utz Brands 36% 20% 43% 60% 16% 22% 13-Weeks Ended 4/3/22 Approximate % of Retail Sales  Utz Brands Inc. and Utz Power Brands significantly outpaced the Salty Snack category in all geographies Source: IRI Total US MULO-C, 13-weeks ended 4/3/2022; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.

℠ 12 Fiscal 2022 Key Takeaways  Well-positioned for strong Organic Net Sales growth – Utz retail sales and pricing momentum are off to a strong start with a 19.3% year- over-year sales increase for the 12-week period through April 17, 2022(1)  Delivering significant customer wins beyond our Core geographies to include one of the ten largest-volume supermarket chains in the United States based in the Southeast with resets beginning in 2Q’22  Implementing incremental pricing actions and driving productivity initiatives, with strong momentum building, to help offset higher inflation  Optimizing portfolio through SKU and brand rationalization  Shifting marketing spend towards higher working media social/digital spend  Focused on acquisition integration and delivering synergy targets (1) IRI, Total US MULO-C. on a pro forma basis.

13 Financial Performance Ajay Kataria, Chief Financial Officer

℠ First Quarter Financial Results Summary 14 Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 13-weeks Ended April 3, 2022In $millions, except per share amounts Net Sales Adj. SD&A Expense % of net sales 340.8 79.2 23.2% Adj. Gross Profit % of net sales 115.7 33.9% YoY Change Adj. EBITDA % of net sales Adj. Net Income Organic Net Sales 36.5 10.7% 15.4 +26.6% +17.9% 180 bps +10.7% (490 bps) +20.7% (3.7%) (340 bps) (18.9%) Adj. EPS $0.11 (17.8%) 324.8 13-weeks Ended April 4, 2021 1Q’22 1Q’21 269.2 67.2 25.0% 104.5 38.8% 37.9 14.1% 19.0 $0.13 269.2

Cash Flow and Balance Sheet Highlights

Cash Flow ***(13-weeks ended April 3, 2022)***

- Cash used in operations of $36M
  - Impacted by $23M buyout of multiple third-party DSD rights treated as contract termination costs and booked as an expense in adherence to GAAP
  - Reflects seasonal use of working capital and investments to support growth
  - Cash flows expected to improve throughout the year consistent with typical seasonality
- Capital expenditures of $8.1M

Liquidity

- Liquidity of ~$95.7M as of April 3, 2022
  - $14.9M Cash + $80.8M available on ABL
- 1% principal amortization on term loan annually

Leverage

- Net debt of $870.8M as of April 3, 2022
- Pro Forma Net Leverage ratio of 5.1x based on LTM Normalized Adjusted EBITDA of $172.1M(1)
  - Net leverage consistent with the Company's expectations as net debt is historically the highest at the end of the first quarter due to the seasonal use of working capital
- Long-term net leverage target of 3x – 4x

Credit Structure

- Term Loan B priced at L+300bps with no floor
  - Includes $500M nominal interest rate swap through 9/30/26 (swap rate of 1.39%)
- Most capital leases priced under 5% fixed

Covenant-lite Debt Structure

- No financial maintenance covenants on Term Loan B
- ABL springing covenant FCCR 1.0x required minimum – only triggered if excess availability (as defined) is less than the greater of 10% of the line cap (as defined) and $10M

Debt Maturities ($M) as of 4/3/22(2)



ABL
Term Loan B (fixed)
Term Loan B (floating)
161
785
285
500
2021
2022
2023
2024
2025
2026
2027
2028

(1) Net Leverage Ratio is a Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. NLR based on Normalized Adjusted EBITDA.
(2) Maturities represent Term Loan B and ABL and excludes capital leases of $34.8M and deferred purchase price of $1.7M.

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1Q'22 Net Sales Bridge

- Growth driven by Organic Net Sales growth of +20.7% and acquisitions of +7.2%
- Price/mix improvement ramping up and building momentum
- Strong volume growth post COVID-19 overlap despite continued supply disruptions
- Impact from conversion of company-owned DSD routes to independent operators of (1.3%)


1Q'22 Net Sales YoY Growth Decomposition
9.4%
11.3%
20.7%
7.2%
-1.3%
26.6%
Price/Mix
Volume
1Q'22 Organic Net Sales Growth
Acquisitions
IO Conversions(1)
1Q'22 Total Net Sales Growth

(1) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes.

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℠ 1Q’21 9.4% 10.7% Price/Mix 1.3% Productivity 0.2% 14.1% Selling and Admin Expenses -14.2% Inflation 1Q’22 17 1Q’22 Adjusted EBITDA Margin Bridge 1Q’22 Adjusted EBITDA Margin Decomposition Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.  Favorable price/mix as benefits from pricing actions continue to build  Momentum increasing on productivity initiatives  Higher gross input cost inflation which includes commodities, transportation, and labor (Includes Distribution Expense)

℠ 18 Price Actions and Productivity to Help Offset Rising Inflation Price/Mix Contribution as a % of Net Sales 1Q’21 4.2% 2Q’21 3Q’21 1Q’224Q’21 1.9% 2.3% 6.0% 9.4%  Packaging, product design, and product formulation  Manufacturing efficiencies  Logistics  SKU rationalization  Product mix optimization Key Fiscal 2022 Productivity and Margin-Enhancing Programs  Building on pricing actions taken in fiscal 2021, the Company is taking additional pricing actions in fiscal 2022 with building momentum to help offset rising inflation – Pricing actions taken in February ’22 and May ’22 – 3Q’22 pricing actions under evaluation  Continue to expect to deliver productivity of approximately 3% in fiscal 2022

℠ 19 Fiscal 2022 Outlook  Raising net sales outlook to reflect strong demand and higher net price realization  Reaffirming modest Adjusted EBITDA growth as benefits from our pricing and productivity actions offset input cost inflation, while we continue to make investments to support key customer growth and geographic expansion for our advantaged portfolio of snacking brands Fiscal 2021 Results Fiscal 2022 Outlook (Previous) Net Sales Adjusted EBITDA $1,180.7M $156.2M +7% to 10% Total growth  +4% to 6% Organic growth Modest growth Fiscal 2022 Outlook versus 2021 Actual Results : Additional Assumptions:  Capital expenditures of approximately $50M excluding the impact from the Kings Mountain Transaction(1)  Effective tax rate of approximately 20%(2)  Net leverage consistent with fiscal 2021  Mid-to-high-teens % gross input cost inflation which includes commodities, labor, and transportation Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) In accordance with GAAP, the $38.4 million purchase of the Kings Mountain facility is expected to be booked on the Company’s Statement of Cash Flows as a capital expenditure and not as an acquisition. (2) Normalized GAAP basis tax expense, which excludes one-time items. Fiscal 2022 Outlook (Updated) +10% to 13% Total growth  +8% to 10% Organic growth Modest growth

℠ 20 Confident in Our Long-term Margin Opportunity  Pricing actions to provide higher long-term baseline that will compound the benefits of volume and distribution growth  Productivity programs on track to achieve 3 to 4% of COGS goal by 2023, with improving future benefits  Improving manufacturing and logistics capabilities to increase throughput and drive efficiencies  Acquisitions enabling increased scale of manufacturing capabilities to efficiently support strong Power Brands demand  Buyouts of distribution rights and infrastructure from third-party distributors driving improved customer service and growth in key markets  Fiscal 2021 investments in technology infrastructure to unlock insights, drive margin enhancing initiatives, and enable faster integration of acquisitions  Augmenting leadership team with new talent in critical areas to enhance value creation

Appendix 21

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 22 (1) Organic Net Sales excludes the sales Impact of Acquisitions and the Impact of IO Conversions that took place after Q1 2021, except for the impact of Vitner’s, which was acquired on February 8, 2021. Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit (dollars in millions) April 3, 2022 April 4, 2021 Gross Profit $ 103.8 $ 95.2 Depreciation and Amortization 10.6 8.1 Non-Cash, non-recurring adjustments 1.3 1.2 Adjusted Gross Profit 115.7 104.5 Adjusted Gross Profit as a % of Net Sales 33.9% 38.8% 13-Weeks Ended Net Sales and Organic Net Sales (dollars in millions) April 3, 2022 April 4, 2021 Change Net Sales as Reported $ 340.8 $ 269.2 26.6 % Impact of Acquisitions (19.5) Impact of IO Conversions 3.5 Organic Net Sales $ 324.8 $ 269.2 20.7% 13-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 23 Adjusted Selling, Distribution, and Administrative Expense (dollars in millions) April 3, 2022 April 4, 2021 Selling, Distribution, and Administrative Expense - Incl Depreciation and Amortization $ 126.7 $ 86.7 Depreciation and Amortization in SD&A Expense (11.5) (11.3) Non-Cash, and/or Non-recurring Adjustments (36.0) (8.2) Adjusted Selling, Distribution, and Administrative Expense $ 79.2 $ 67.2 Adjusted SD&A Expense as a % of Net Sales 23.2% 25.0% 13-Weeks Ended Depreciation and Amortization Expense (dollars in millions) April 3, 2022 April 4, 2021 Core D&A - Non-Acquisition-related included in Gross Profit $ 6.5 $ 4.5 Step-Up D&A - Transaction-related included in Gross Profit 4.1 3.6 Depreciation & Amortization - included in Gross Profit 10.6 8.1 Core D&A - Non-Acquisition-related included in SD&A Expense 2.4 2.2 Step-Up D&A - Transaction-related included in SD&A Expense 9.1 9.1 Depreciation & Amortization - included in SD&A Expense 11.5 11.3 Depreciation & Amortization - Total $ 22.1 $ 19.4 Core Depreciation and Amortization $ 8.9 $ 6.7 Step-Up Depreciation and Amortization 13.2 12.7 Total Depreciation and Amortization $ 22.1 $ 19.4 13-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 24 See footnotes in Utz’s Q1 2022 earnings press release dated May 12, 2022. Adjusted Net Income (dollars in millions, except per share data) April 3, 2022 April 4, 2021 Net Loss $ (31.9) $ (23.3) Income Tax Expense 2.8 1.0 Loss Before Taxes (29.1) (22.3) Deferred Financing Fees 0.3 2.7 Acquisition Step-Up Depreciation and Amortization 13.2 12.7 Certain Non-Cash Adjustments 3.5 4.2 Acquisition and Integration 28.8 1.9 Business and Transformation Initiatives 4.4 3.3 Financing-Related Costs 0.1 - Gain (Loss) on Remeasurement of Warrant Liability (1.9) 21.5 Other Non-Cash and/or Non-Recurring Adjustments 48.4 46.3 Adjusted Earnings before Taxes 19.3 24.0 Taxes on Earnings as Reported (2.8) (1.0) Income Tax Adjustments (1.1) (4.0) Adjusted Taxes on Earnings (3.9) (5.0) Adjusted Net Income $ 15.4 $ 19.0 Basic Shares Outstanding 137.9 136.3 Fully Diluted Shares on an As-Converted Basis 139.9 142.0 Adjusted Earnings Per Share $ 0.11 $ 0.13 13-Weeks Ended

℠ 25 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q1 2022 earnings press release dated May 12, 2022. EBITDA and Adjusted EBITDA (dollars in millions) April 3, 2022 April 4, 2021 Net Loss $ (31.9) $ (23.3) Plus non-GAAP adjustments: Income Tax Expense 2.8 1.0 Depreciation and Amortization 22.1 19.4 Interest Expense, Net 9.1 10.9 Interest Income (IO loans)(1) (0.5) (1.0) EBITDA 1.6 7.0 Certain Non-Cash Adjustments(2) 3.5 4.2 Acquisition and Integration(3) 28.8 1.9 Business Transformation Initiatives(4) 4.4 3.3 Financing-Related Costs(5) 0.1 - (Gain) loss on Remeasurement of Warrant Liabilities(6) (1.9) 21.5 Adjusted EBITDA 36.5 37.9 Adjusted EBITDA as a % of Net Sales 10.7% 14.1% 13-Weeks Ended

℠ 26 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures See footnotes in Utz’s Q1 2022 earnings press release dated May 12, 2022. Net Debt and Net Leverage Ratio (dollars in millions) As of April 3, 2022 Term Loan $ 785.2 Line of Credit 56.0 Capital Leases(1) 38.8 Deferred Purchase Price 5.7 Gross Debt(2) 885.7 Cash and Cash Equivalents 14.9 Total Net Debt $ 870.8 Last 52-Weeks Normalized Adjusted EBITDA $ 172.1 Net Leverage Ratio 5.1x Normalized Adjusted EBITDA FY 2022 (dollars in millions) Q1 Q2 Q3 Q4 FY 2021 Q1 TTM Adjusted EBITDA $ 37.9 $ 35.7 $ 44.8 $ 37.7 $ 156.1 $ 36.5 $ 154.7 Pre-Acquisition Adjusted EBITDA(1) 3.6 3.0 2.0 1.6 10.2 0.2 6.8 Acquisition Synergies(2) 3.1 3.1 2.6 2.5 11.3 2.4 10.6 Normalized Adjusted EBITDA $ 44.6 $ 41.8 $ 49.4 $ 41.8 $ 177.6 $ 39.1 $ 172.1 FY 2021

Utz Geographic Classification Changes

- Utz undertakes an annual process to assess state classifications based on the latest 52-weeks market share results.
  - In fiscal 2022, this resulted in various states moving into Company's Core and Expansion geographies.

Previous Geographic Classifications
(Fiscal 2021)


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI

New Geographic Classifications
(Fiscal 2022)

- Core
- Expansion
- Emerging


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC
AK
HI

Note: Fiscal 2022 geography year-over-year growth rates referenced in this presentation reflect the recast of fiscal 2021 geography classifications to conform to the new fiscal 2022 classifications.

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